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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 1, 2000
                                          ------------
                        (Date of earliest event reported)


                         TRAVELCENTERS OF AMERICA, INC.
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             (Exact name of Registrant as specified in its charter)


          Delaware                     333-26497                36-3856519
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(State or other jurisdiction          (Commission            (I.R.S. employer
     of incorporation)                file number)          identification no.)


24601 Center Ridge Road, Suite 200, Westlake, Ohio                    44145-5634
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     (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (440) 808-9100
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ITEM 5. OTHER EVENTS

        The Company issued a news release on June 1, 2000, a copy of which is filed as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c) Exhibits.

        99.1 News release of the Company, dated. June 1, 2000.





                                   SIGNATURES
                                   ----------


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           TRAVELCENTERS OF AMERICA, INC.



                                       By: /s/ James W. George
                                           -------------------------------------
                                           James W. George,
                                           Senior Vice President,
                                           Chief Financial Officer and Secretary



Date: June 1, 2000



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EXHIBIT INDEX


        Exhibit No.                            Description
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           99.1              News release of the Company, dated June 1, 2000.







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